                                                                    EXHIBIT 99.2






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 11-K




                                  ANNUAL REPORT



                        Pursuant to Section 15(d) Of The
                         Securities Exchange Act of 1934


                      For the Year Ended December 31, 1998








                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN

                              ZIONS BANCORPORATION
                           One South Main, Suite 1380
                           Salt Lake City, Utah 84111

ITEM 1. CHANGES IN THE PLAN

The Plan was completely amended and restated as of October 1, 1992, with certain provisions retroactively effective as of January 1, 1989. In 1994, the Plan was amended for the purpose of maintaining its qualification under Internal Revenue Code pursuant to the Tax Reform Act of 1986 and, in order to conform the Plan to the requirements of the Unemployment Compensation Act of 1992 and the Omnibus Budget Reconciliation Act of 1993 and to facilitate the merger of the National Bank of Arizona Savings and Retirement Plan and the Rio Salado Bancorp. Inc. Retirement Plan into the Plan. No changes were made in the Plan during the year 1998.

ITEM 2. CHANGES IN INVESTMENT POLICY

During 1997 the Plan increased the number of investment fund types it maintains from four to nine. The separate types of investment funds maintained by the Plan are as follows: (i) company securities, which consists of Company stock and short-term investments pending the acquisition of Company securities; (ii) Accessor Growth Portfolio, which seeks capital growth by investing primarily in companies and industries from the 500 U.S. issuers with the largest market capitalization and well-established records of growth in profits and earnings;
(iii) Accessor Value and Income Portfolio, which seeks a high level of current income and capital growth by investing primarily in companies and industries from the 500 U.S. issuers with the largest market capitalization and attractive valuation levels; (iv) Accessor Small to Mid Cap Portfolio which seeks capital growth by investing primarily in equity securities of small-to-medium sized companies with high growth potential; (v) Accessor International Equity Portfolio which seeks the growth of capital by investing primarily in equity securities of companies domiciled in countries other than the United States;
(vi) Accessor Intermediate Fixed-Income Portfolio which seeks the generation of current income by investing in fixed-income securities; (vii) Accessor Short-Intermediate Fixed-Income Portfolio which seeks preservation of capital and generation of current income by investing primarily in fixed-income securities, including government bonds, corporate bonds and mortgage-backed securities, (viii) Accessor Mortgage Securities Portfolio which seeks a high level of current income by investing in mortgage-related securities; and (ix) U.S. Government Money Portfolio which seeks maximum current income consistent with the preservation of principal and liquidity, investing primarily in short-term obligations issued by or guaranteed by the U.S. Government, its agencies or instrumentalities. No changes in investment policy were made during the year 1998.

ITEM 3. CONTRIBUTIONS UNDER THE PLAN

The Company's contributions are measured by reference to employee contributions and are not discretionary.

ITEM 4. PARTICIPATING EMPLOYEES

There were 3,893 participating employees in the Plan on December 31, 1998.

ITEM 5. ADMINISTRATION OF THE PLAN

(a) Zions Bancorporation is the Plan administrator. The Company's Board of Directors has appointed an Administrative Committee consisting of six persons. The Committee has full power and authority to administer the Plan and to interpret its provisions. The present members of the Committee and their positions held are:

                   Member                                                   Position - Company
                   ------                                                   ------------------
Clark B. Hinckley, Chairman                Senior Vice President of Zions Bancorporation



Harris H. Simmons                          President and Chief Executive Officer of Zions Bancorporation


Dale M. Gibbons                            Executive Vice President of Zions Bancorporation



W. David Hemingway                         Executive Vice President of Zions Bancorporation



Richard G. Crandall                        Vice President of Zions First National Bank



Russell W. Miller                          President of Zions Insurance Agency, Inc.


         The address of each fiduciary listed above is One South Main, Suite 1380, Salt Lake City, Utah 84111.

(c) No compensation is paid to the Committee members by the Plan. All expenses of the Plan and its administration are paid by the Company.

ITEM 6.  CUSTODIAN OF INVESTMENTS

(a) Zions First National Bank, One South Main Street, Salt Lake City, Utah 84111 is the custodian and trustee.

(b)      The custodian and trustee receives no compensation from the Plan.

ITEM 7. REPORTS TO PARTICIPATING EMPLOYEES

Participating employees are furnished an annual statement reflecting the status of their accounts as of the end of the fiscal year.

ITEM 8. INVESTMENT OF FUNDS

As elected by participants, approximately seventy seven percent of the assets of the Plan are invested in securities of the Company, and approximately twenty percent in Accessor Funds.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements                                                                                          Page
                                                                                                               -----------
              Independent Auditors' Report                                                                           5


              Statements of Net Assets Available for Benefits - December 31, 1998 and 1997                           6


              Statements of Changes in Net Assets Available for Benefits - Years ended                               7
              December 31, 1998, 1997, and 1996

              Notes to Financial Statements                                                                          8


              Schedules - Schedules I, II, and III have been omitted for the reasons that they are not required or are not applicable, or the required information is shown in the financial statements or notes thereto.

(c) Exhibits - None

                          INDEPENDENT AUDITORS' REPORT



The Trust Committee
Zions Bancorporation
Employee Investment Savings Plan:


We have audited the accompanying statements of net assets available for benefits of Zions Bancorporation Employee Investment Savings Plan as of December 31, 1998 and 1997, and the related statements of changes in net assets available for benefits for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the plan administrator. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the plan administrator, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of Zions Bancorporation Employee Investment Savings Plan as of December 31, 1998 and 1997, and the changes in net assets available for benefits for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes and reportable transactions for the year ended December 31, 1998, are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic 1998 financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                  /s/ KPMG LLP

March 16, 1999

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN

                 Statements of Net Assets Available for Benefits

                           December 31, 1998 and 1997

                                                                                                   1998                     1997
                                                                                               ------------             ------------
Assets:
   Cash and cash equivalents                                                                   $     28,747                  136,111

   Investments, at fair value:
         Zions Bancorporation common stock (approximate cost
                  of $21,778,604 in 1998 and $17,287,725 in 1997                                111,008,195               83,746,551
         Accessor funds (approximate cost of $25,648,054 in 1998
                  and $19,168,929 in 1997)                                                       28,257,934               19,380,190
         Fidelity U.S. government reserves (approximate cost of
                  $2,802,271 in 1998 and $2,406,968 in 1997)                                      2,802,271                2,406,968
         Employee loans                                                                           1,469,143                1,581,233
                                                                                                -----------             ------------
                                                                                                143,537,543              107,114,942

   Contributions receivable:
         Employee                                                                                   270,707                   35,855
         Employer                                                                                    56,060                    6,737

   Dividends receivable                                                                             249,399                  221,478
   Interest receivable                                                                                1,319                    3,227
   Wires receivable                                                                                      --                   10,679
                                                                                                -----------             ------------
             Total assets                                                                       144,143,775              107,529,029
                                                                                                -----------             ------------
Liabilities - accounts payable                                                                           --                   40,483
                                                                                                -----------             ------------
Net assets available for benefits                                                              $144,143,775              107,488,546
                                                                                               ============             ============

See accompanying notes to financial statements.

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN

           Statements of Changes in Net Assets Available for Benefits

                  Years ended December 31, 1998, 1997 and 1996


                                                                          1998                     1997                     1996
                                                                      ------------             ------------             ------------
Additions to net assets attributed to:
   Investment income:
         Net appreciation in fair value of investments                $ 34,672,299               36,818,202               12,105,270
         Dividends                                                       1,402,606                3,053,076                  732,045
         Interest                                                          156,435                  279,067                  361,768
                                                                      ------------             ------------             ------------
                                                                        36,231,340               40,150,345               13,199,083
                                                                      ------------             ------------             ------------

   Contributions:
         Employee                                                        4,893,777                2,715,037                2,049,269
         Employer                                                          991,783                  543,577                  430,015
         Plan rollovers:
                  Nonaffiliated plans                                    3,248,154                4,132,145                  342,799
                  Affiliated plan                                               --                       --                  183,050
                                                                      ------------             ------------             ------------
                                                                         9,133,714                7,390,759                3,005,133
                                                                       ------------             ------------             -----------
                                                                        45,365,054               47,541,104               16,204,216
                                                                       ------------             ------------             -----------
  Total additions

Deductions from net assets -
   benefits paid directly to participants                                8,709,825                4,550,690                3,337,348
                                                                      ------------             ------------             ------------
                                                                        36,644,229               42,990,414               12,866,868
   Net increase

Net assets available for benefits:
   Beginning of year                                                   107,488,546               64,498,132               51,631,264
                                                                      ------------             ------------             ------------
   End of year                                                        $144,143,775              107,488,546               64,498,132
                                                                      ============             ============             ============

See accompanying notes to financial statements.

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                           December 31, 1998 and 1997


       (1) PLAN DESCRIPTION

       The following description of the Zions Bancorporation Employee Investment Savings Plan (the Plan) provides only general information. Participants should refer to the Plan agreement for a more complete description of the Plan's provisions.


              (a)     GENERAL

              The Plan is a single employer contributory plan that is designed to provide retirement benefits for eligible employees under a pretax salary reduction (deferral) arrangement and, if employees so elect, an opportunity to acquire stock ownership in Zions Bancorporation (the Company). The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974.


              (b)     ELIGIBILITY

              Participation in the Plan is voluntary. An employee is eligible to become a participant on January 1 or July 1, whichever coincides with, or immediately follows, the latter of the date on which the employee completes at least 1,000 hours of service during 12 continuous months and attains the age of 21. At December 31, 1998 and 1997, there were 3,893 and 3,240 participants, respectively, in the Plan.


              (c)     EMPLOYEE AND COMPANY CONTRIBUTIONS

              Participants may elect to contribute one to fifteen percent of their compensation to the Employee Investment Savings Plan, limited by participant contributions made to the Zions Bancorporation Employee Stock Savings Plan. The Company contributes an amount equal to 25 percent of the contribution made by each participant up to ten percent of their compensation with no match made on contributions in excess thereof. The maximum amount a participant may contribute to the Plan in a calendar year is the lesser of fifteen percent of their compensation, or $10,000 for 1998.


              (d)     ALLOCATION OF INCOME OR LOSS

              Investment income is allocated to each participant's account in proportion to the investment shares held in that participant's account to the total investment shares held in the Plan.


              (e)     VESTING AND PAYMENT OF BENEFITS

              Employee contributions and the employees' share of the Company contributions are 100 percent vested at all times. Benefits are paid upon death, disability, retirement, or earlier, subject to certain restrictions. Benefits are paid in shares of stock and/or cash pursuant to the nature of the investment vehicle selected by the participant.

                                                                     (continued)

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                           December 31, 1998 and 1997


              (f)     INVESTMENT OPTIONS

              As of December 31, 1998, the Plan maintains three separate types of investment funds: (i) Company securities, which consist of Company stock; (ii) Accessor funds, consisting of seven investment options (Accessor growth fund adv class, Accessor value and income adv class, Accessor small to mid-cap adv class, Accessor international equity adv class, Accessor intermediate fixed income adv class, Accessor mortgage securities adv class, Accessor short-term intermediate fixed income adv class); and (iii) Fidelity U.S. government reserves.


              (g)     PARTICIPANT LOANS

              Beginning October 1, 1992, a participant who is an active employee may apply for and obtain a loan of up to 50 percent of the eligible amounts in their account. Loans are secured by the participant's account. Loan repayment is made through payroll deduction.


              (h)     PLAN TERMINATION

              Although the Company has not expressed any intent to do so, it has the right under the Plan to discontinue contributions at any time and to terminate the Plan subject to provisions of ERISA.

       (2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           The following is a summary of significant accounting policies followed by the Plan in the preparation of its financial statements:


              (a)     BASIS OF PRESENTATION

              The Plan's financial statements are presented on the accrual basis of accounting.


              (b)     INVESTMENTS

              Quoted market prices have been used to determine the fair value of investments. Purchases and sales of investments are recorded on a settlement-date basis, which does not materially differ from using the trade-date basis required by generally accepted accounting principles.

              Net unrealized appreciation represents the difference between the book value and the market value of investments held at year-end. Book value is the market value at the end of the previous fiscal year, or cost if the investment was purchased during the year.

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                           December 31, 1998 and 1997

              The following investments represent five percent or more of the net assets available for plan benefits at December 31:

                                                                           1998               1997
                                                                     ----------------    ---------------
   Zions Bancorporation common stock                              $  111,008,195              83,746,551
   Accessor growth fund adv class                                    8,495,197                        --

              (c)     COST OF ADMINISTRATION

              All costs of administration are currently being absorbed by the Company.


              (d)     CASH AND CASH EQUIVALENTS

              Cash and cash equivalents include cash and short-term investments with maturity dates of 90 days or less.


              (e)     RECLASSIFICATIONS

              Certain reclassifications have been made in the 1997 financial statements to conform with the 1998 presentation.


              (f)     USE OF ESTIMATES

              The preparation of the financial statements and supplemental schedules in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and supplemental schedules and the reported amounts of changes in net assets during the reporting period. Actual results could differ from those estimates.


       (3) TAX STATUS

       The Plan obtained its latest determination letter on June 5, 1996, in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code (IRC). The Plan has been amended since receiving the determination letter. However, the plan administrator and the Plan's tax counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC.


       (4) ZIONS BANCORPORATION COMMON STOCK

       At December 31, 1998 and 1997, the investment in common stock of the Company consisted of 1,779,691 and 1,845,654 shares, respectively.

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                           December 31, 1998 and 1997


       (5) FINANCIAL INFORMATION BY FUND TYPE

       Financial information by fund type as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, are as follows:

           Statement of Net Assets Available for Benefits by Fund Type
                          Year ended December 31, 1998


                                                                                            FIDELITY
                                                         ZIONS                                U.S.
                                                         BANCORP-                            GOVERN-
                                                      ORATION COMMON       ACCESSOR           MENT            EMPLOYEE
                                                          STOCK             FUNDS*          RESERVES            LOANS
                                                      --------------     ------------      ------------      ------------
 Assets:
 Cash and cash equivalents                                       --                --                --                --

 Investments, at fair value:
    Zions Bancorporation common stock                  $111,008,195                --                --                --
    Accessor funds                                               --        28,257,934                --                --
    Fidelity U.S. government reserves                            --                --         2,802,271                --
    Employee loans                                               --                --                --         1,469,143
                                                       ------------      ------------      ------------      ------------
                                                        111,008,195        28,257,934         2,802,271         1,469,143

Contributions receivable:
 Employee                                                        --                --                --                --
 Employer                                                        --                --                --                --
Dividends receivable                                             --                --                --                --
Interest receivable                                              --                --                --                --
                                                       ------------      ------------      ------------      ------------
Net assets available for benefits                      $111,008,195        28,257,934         2,802,271         1,469,143
                                                       ============      ============      ============      ============





                                                         OTHER             TOTAL
                                                      ------------      ------------
 Assets:
 Cash and cash equivalents                                  28,747            28,747

 Investments, at fair value:
    Zions Bancorporation common stock                           --       111,008,195
    Accessor funds                                              --        28,257,934
    Fidelity U.S. government reserves                           --         2,802,271
    Employee loans                                              --         1,469,143
                                                      ------------      ------------
                                                                --       143,537,543

Contributions receivable:
 Employee                                                  270,707           270,707
 Employer                                                   56,060            56,060
Dividends receivable                                       249,399           249,399
Interest receivable                                          1,319             1,319
                                                      ------------      ------------
Net assets available for benefits                          606,232       144,143,775
                                                      ============      ============

         *        Accessor funds shown in detail in note 6.

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                           December 31, 1998 and 1997
                                                                    (continued)
           Statement of Net Assets Available for Benefits by Fund Type
                          Year ended December 31, 1997

                                              ZIONS                            FIDELITY
                                             BANCORP-                            U.S.
                                             ORATION                            GOVERN-
                                             COMMON           ACCESSOR           MENT          EMPLOYEE
                                              STOCK            FUNDS*          RESERVES          LOANS           TOTAL
                                            -----------      -----------      -----------      -----------      -----------
Assets:
  Cash and cash equivalents                 $    34,561           54,545               --           47,005          136,111

  Investments, at fair value:
     Zions Bancorporation common stock       83,746,551               --               --               --       83,746,551
     Accessor funds                                  --       19,380,190               --               --       19,380,190
     Fidelity U.S. government reserves               --               --        2,406,968               --        2,406,968
     Employee loans                                  --               --               --        1,581,233        1,581,233
                                            -----------      -----------      -----------      -----------      -----------
                                             83,746,551       19,380,190        2,406,968        1,581,233      107,114,942

  Contributions receivable:
     Employee                                    15,626           17,999            2,230               --           35,855
     Employer                                     3,050            3,280              407               --            6,737
   Dividends receivable                         221,478               --               --               --          221,478
   Interest receivable                              818               --               --            2,409            3,227
   Wires receivable                                  --            9,502            1,177               --           10,679
                                            -----------      -----------      -----------      -----------      -----------
           Total assets                      84,022,084       19,465,516        2,410,782        1,630,647      107,529,029

Liabilities  - accounts payable                  21,847           16,266              560            1,810           40,483
                                            -----------      -----------      -----------      -----------      -----------
Net assets available for benefits           $84,000,237       19,449,250        2,410,222        1,628,837      107,488,546
                                            ===========      ===========      ===========      ===========      ===========

         *  Accessor funds shown in detail in note 6.

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                           December 31, 1998 and 1997
                                                                     (continued)
     Statement of Changes in Net Assets Available for Benefits by Fund Type
                          Year ended December 31, 1998

                                   ZIONS                            FIDELITY
                                  BANCORP-                            U.S.
                                  ORATION                            GOVERN-
                                  COMMON           ACCESSOR           MENT           EMPLOYEE
                                   STOCK             FUNDS*         RESERVES          LOANS             OTHER             TOTAL
                               -------------     -------------    -------------    -------------     -------------    -------------
Additions to net
    assets attributed to:
    Investment income:
       Net appreciation
          in fair value
       of investments          $  30,451,745         4,181,224           39,330               --                --       34,672,299
       Dividends                     723,420           313,486          116,269               --           249,431        1,402,606
       Interest                        4,695             2,311               --          148,110             1,319          156,435
                               -------------     -------------    -------------    -------------     -------------    -------------
                                  31,179,860         4,497,021          155,599          148,110           250,750       36,231,340
                               -------------     -------------    -------------    -------------     -------------    -------------
   Contributions:
     Employee                      1,935,542         2,488,565          198,963               --           270,707        4,893,777
     Employer                        397,767           511,144           26,812               --            56,060          991,783
     Plan rollovers -
      nonaffiliated plan           1,309,368         1,840,568           98,218               --                --        3,248,154
                               -------------     -------------    -------------    -------------     -------------    -------------
                                   3,642,677         4,840,277          323,993               --           326,767        9,133,714
                               -------------     -------------    -------------    -------------     -------------    -------------
   Principal loan payments           556,538           136,587          231,093         (952,933)           28,715               --
                               -------------     -------------    -------------    -------------     -------------    -------------
           Total additions        35,379,075         9,473,885          710,685         (804,823)          606,232       45,365,054

Deductions from net assets
 attributed to:
     Benefits paid to
      participants                 6,728,228         1,126,134          687,458          168,005                --        8,709,825
     Loans disbursed                 476,395           316,966           19,773         (813,134)               --               --
                               -------------     -------------    -------------    -------------     -------------    -------------
           Total deductions        7,204,623         1,443,100          707,231         (645,129)               --        8,709,825
                               -------------     -------------    -------------    -------------     -------------    -------------
Interfund transfers               (1,166,494)          777,899          388,595               --                --               --
                               -------------     -------------    -------------    -------------     -------------    -------------
           Net increase
           (decrease)             27,007,958         8,808,684          392,049         (159,694)          606,232       36,655,229

Net assets available
  for benefits:
   Beginning of year              84,000,237        19,449,250        2,410,222        1,628,837                --      107,488,546
                               =============     =============    =============    =============     =============    =============
   End of year                 $ 111,008,195        28,257,934        2,802,271        1,469,143           606,232      144,143,775
                               =============     =============    =============    =============     =============    =============

         *  Accessor funds shown in detail in note 6.






                                                                     (continued)

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                           December 31, 1998 and 1997

     Statement of Changes in Net Assets Available for Benefits by Fund Type
                          Year ended December 31, 1997




                                                Zions
                                               Bancorp-
                                               oration         Fidelity          Money                             Accessor
                                             common stock     mutual fund        market         Fixed income        funds*
                                             ------------     ------------     ------------     ------------     ------------
Additions to net assets attributed to:
      Investment income:
           Net appreciation
           (depreciation) in fair
           value of investments              $ 35,955,118        2,009,330               --           10,674       (1,190,747)
           Dividends                            1,081,318               --               --           39,451        1,911,698
           Interest                                 6,377              665          137,608              721            1,380
                                             ------------     ------------     ------------     ------------     ------------
                                               37,042,813        2,009,995          137,608           50,846          722,331
                                             ------------     ------------     ------------     ------------     ------------
      Contributions:
           Employee                             1,209,640          597,263          137,829           65,191          627,369
           Employer                               256,049          129,112           12,726           11,954          118,990
           Plan rollovers-nonaffiliated plan    1,559,859          102,668           38,611           39,018        2,090,624
                                             ------------     ------------     ------------     ------------     ------------
                                                3,025,548          829,043          189,166          116,163        2,836,983
                                             ------------     ------------     ------------     ------------     ------------
      Principal loan payments                     455,302           74,763           42,000            3,000          120,022
                                             ------------     ------------     ------------     ------------     ------------
           Total additions                     40,523,663        2,913,801          368,774          170,009        3,679,336

Deductions from net assets attributed to:
           Benefits paid to
           participants                         3,069,345          242,982          199,921           51,330          279,353
           Loans disbursed                        552,521          169,997           69,472               --          127,725
                                             ------------     ------------     ------------     ------------     ------------
           Total deductions                     3,621,866          412,979          269,393           51,330          407,078
                                             ------------     ------------     ------------     ------------     ------------
Interfund transfers                            (1,346,059)     (11,439,039)      (4,779,540)      (1,183,917)      16,176,992
                                             ------------     ------------     ------------     ------------     ------------
                  Net increase
                  (decrease)                   35,555,738       (8,938,217)      (4,680,159)      (1,065,238)      19,449,250

Net assets available for benefits:
      Beginning of year                        48,444,499        8,938,217        4,680,159        1,065,238               --
                                               ==========      ===========     ============     ============     ============
      End of year                             $84,000,237              --               --               --       19,449,250
                                              ===========      ===========     ============     ============     ============


                                              Fidelity
                                                U.S.
                                               govern-
                                                ment           Employee
                                               reserves         loans            Total
                                             ------------    ------------     ------------
Additions to net assets attributed to:
      Investment income:
           Net appreciation (depreciation)
           in fair value of investments            33,827              --       36,818,202
           Dividends                               20,609              --        3,053,076
           Interest                                    --         132,316          279,067
                                             ------------    ------------     ------------
                                                   54,436         132,316       40,150,345
                                             ------------    ------------     ------------
      Contributions:
           Employee                                77,745              --        2,715,037
           Employer                                14,746              --          543,577
           Plan rollovers-nonaffiliated plan      301,365              --        4,132,145
                                             ------------    ------------     ------------
                                                  393,856              --        7,390,759
                                             ------------    ------------     ------------
      Principal loan payments                      21,008        (716,095)              --
                                             ------------    ------------     ------------
           Total additions                        469,300        (583,779)      47,541,104

Deductions from net assets attributed to:
           Benefits paid to
           participants                           608,285          99,474        4,550,690
           Loans disbursed                         22,356        (942,071)              --
                                             ------------    ------------     ------------
           Total deductions                       630,641        (842,597)       4,550,690
                                             ------------    ------------     ------------
Interfund transfers                             2,571,563              --               --
                                             ------------    ------------     ------------
           Net increase
           (decrease)                           2,410,222         258,818       42,990,414

Net assets available for benefits:
           Beginning of year                           --       1,370,019       64,498,132
                                             ============    ============      ===========
           End of year                          2,410,222       1,628,837      107,488,546
                                             ============    ============      ===========

*        Accessor funds shown in detail at note 6.

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                           December 31, 1998 and 1997

     Statement of Changes in Net Assets Available for Benefits by Fund Type
                          Year ended December 31, 1996

                                                         Zions
                                                        Bancorp-
                                                        oration          Fidelity
                                                        common            mutual          Money           Fixed
                                                         stock            fund            market          income
                                                      ------------     ------------    ------------    ------------
     Additions to net assets attributed to:
           Investment income:
                Net appreciation (depreciation) in
                fair value of investments             $ 11,090,943        1,039,045              --         (24,718)
                Dividends                                  581,303           75,331              --          75,411
                Interest                                     1,972            1,695         222,032             456
                                                      ------------     ------------    ------------    ------------
                                                        11,674,218        1,116,071         222,032          51,149
                                                      ------------     ------------    ------------    ------------
           Contributions:
                Employee                                   829,922          898,971         220,000         100,376
                Employer                                   172,015          188,689          51,176          18,135
                Plan rollovers                             250,017           80,839          15,152         179,841
                                                      ------------     ------------    ------------    ------------
                                                         1,251,954        1,168,499         286,328         298,352
                                                      ------------     ------------    ------------    ------------
     Principal loan payments                               462,897          119,887         131,170          25,426
                                                      ------------     ------------    ------------    ------------
                           Total additions              13,389,069        2,404,457         639,530         374,927
     Deductions from net assets attributed to:
           Benefits paid to participants                 2,332,669          453,309         317,861         137,634
           Loans disbursed                                 465,087          179,736          81,083          11,244
                                                      ------------     ------------    ------------    ------------
                           Total deductions              2,797,756          633,045         398,944         148,878
                                                      ------------     ------------    ------------    ------------
     Interfund transfers                                  (313,598)         499,516          69,855        (255,773)
                                                      ------------     ------------    ------------    ------------
                           Net increase (decrease)      10,277,715        2,270,928         310,441         (29,724)
     Net assets available for benefits:
           Beginning of year                            38,166,784        6,667,289       4,369,718       1,094,962
                                                      ------------     ------------    ------------    ------------

           End of year                                $ 48,444,499        8,938,217       4,680,159       1,065,238
                                                      ============     ============    ============    ============


                                                           Employee
                                                             loans            Total
                                                          ------------     ------------
     Additions to net assets attributed to:
           Investment income:
                Net appreciation (depreciation) in
                fair value of investments                           --       12,105,270
                Dividends                                           --          732,045
                Interest                                       135,613          361,768
                                                          ------------     ------------
                                                               135,613       13,199,083
                                                          ------------     ------------
           Contributions:
                Employee                                                      2,049,269
                Employer                                            --          430,015
                Plan rollovers                                      --          525,849
                                                           -----------     ------------
                                                                    --        3,005,133
                                                           -----------     ------------
     Principal loan payments                                  (739,380)              --
                                                           -----------     ------------
                           Total additions                    (603,767)      16,204,216
     Deductions from net assets attributed to:
           Benefits paid to participants                        95,875        3,337,348
           Loans disbursed                                    (737,150)              --
                                                          ------------     ------------
                           Total deductions                   (641,275)       3,337,348
                                                          ------------     ------------
     Interfund transfers                                            --               --
                                                          ------------     ------------
                           Net increase (decrease)              37,508       12,866,868
     Net assets available for benefits:
           Beginning of year                                 1,332,511       51,631,264
                                                          ------------     ------------

           End of year                                       1,370,019       64,498,132
                                                          ============     ============

                                                                     (continued)

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                           December 31, 1998 and 1997


(6)      FINANCIAL INFORMATION BY ACCESSOR FUNDS INVESTMENT OPTION

           Statement of Changes in Accessor Funds Net Assets Available
                        for Benefits by Investment Option
                          Year ended December 31, 1998



                                                                                                       Inter-
                                                             Value         Small         Inter-        mediate
                                                              and          to mid-      national       fixed
                                               Growth        income         cap          equity        income
                                             ----------    ----------    ----------    ----------    ----------
Additions to net assets attributed to:
     Investment income:
          Net appreciation in fair
          value of investments               $2,373,297       461,472       777,111       449,622         73,451
          Dividends                               9,849        52,715            --            --        194,392
          Interest                                  406         1,753           152            --             --
                                             ----------    ----------    ----------    ----------     ----------
                                              2,383,552       515,940       777,263       449,622        267,843
                                             ----------    ----------    ----------    ----------     ----------
Contributions:
    Employee                                    780,655       397,915       545,484       314,782        241,053
    Employer                                    161,407        80,626       113,335        64,343         49,438
    Plan rollovers - nonaffiliated plans        552,296       560,310       341,629       146,239        119,154
                                             ----------    ----------    ----------    ----------     ----------
                                              1,494,358     1,038,851     1,000,448       525,364        409,645
                                             ----------    ----------    ----------    ----------     ----------
Principal loan payments                          34,309        21,084        27,025        18,054         16,845
                                             ----------    ----------    ----------    ----------     ----------
                 Total additions              3,912,219     1,575,875     1,804,736       993,040        694,333

Deductions from net assets attributed to:
    Benefits paid to participants               235,970       225,348       239,349       178,271        167,032
    Loans disbursed                              81,064        61,133        55,110        26,614         76,988
                                             ----------    ----------    ----------    ----------     ----------
                  Total deductions
                                                317,034       286,481       294,459       204,885        244,020
                                             ----------    ----------    ----------    ----------     ----------
     Interfund transfers                        619,581       190,387       284,625       (82,735)       252,196
                                             ----------    ----------    ----------    ----------     ----------
                  Net increase
                  (decrease)                  4,214,766     1,479,781     1,794,902       705,420        702,509
Net assets available for benefits:
             Beginning of year                4,280,431     3,386,177     4,113,602     2,729,008      3,070,995
                                             ==========    ==========    ==========    ==========     ==========
             End of year                     $8,495,197     4,865,958     5,908,504     3,434,428      3,773,504
                                             ==========    ==========    ==========    ==========     ==========

                                                                Short-
                                                                 term
                                                                inter-
                                                                mediate
                                                 Mortgage       fixed
                                                securities      income       Total
                                                ----------    ----------    ----------
Additions to net assets attributed to:
    Investment income:
          Net appreciation in fair
          value of investments                        5,104        41,167      4,181,224
          Dividends                                  48,551         7,979        313,486
          Interest                                       --            --          2,311
                                                 ----------    ----------     ----------
                                                     53,655        49,146      4,497,021
                                                 ----------    ----------     ----------
Contributions:
    Employee                                        123,519        85,157      2,488,565
    Employer                                         24,533        17,462        511,144
    Plan rollovers - nonaffiliated plans             78,169        42,771      1,840,568
                                                 ----------    ----------     ----------
                                                    226,221       145,390      4,840,277
                                                 ----------    ----------     ----------
Principal loan payments                              11,963         7,307        136,587
                                                 ----------    ----------     ----------
                 Total additions                    291,839       201,843      9,473,885

Deductions from net assets attributed to:
      Benefits paid to
      participants                                   21,651        58,513      1,126,134
           Loans disbursed                            8,321         7,736        316,966
                                                 ----------    ----------     ----------
                  Total deductions
                                                     29,972        66,249      1,443,100
                                                 ----------    ----------     ----------
     Interfund transfers                            136,242      (622,397)       777,899
                                                 ----------    ----------     ----------
                  Net increase
                  (decrease)                        398,109      (486,803)     8,808,684
     Net assets available for benefits:
             Beginning of year                      641,784     1,227,253     19,449,250
                                                 ==========    ==========     ==========
             End of year                          1,039,893       740,450     28,257,934
                                                 ==========    ==========     ==========

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements
                           December 31, 1998 and 1997

(6)      FINANCIAL INFORMATION BY ACCESSOR FUNDS INVESTMENT OPTION

           Statement of Changes in Accessor Funds Net Assets Available
                        for Benefits by Investment Option
                          Year ended December 31, 1997



                                                                                                Inter-
                                                        Value         Small         Inter-        mediate
                                                         and          to mid-      national        fixed
                                          Growth        income         cap          equity         income
                                        ----------    ----------    ----------    ----------     ----------

Additions to net assets attributed to:
  Investment income (loss)            $  118,302       220,511       394,169      (157,230)       110,284
  Contributions                          652,443       465,441       575,766       454,634        421,771
  Principal loan payments                 36,217        16,821        26,259        22,879         11,886
                                      ----------    ----------    ----------    ----------     ----------
             Total additions             806,962       702,773       996,194       320,283        543,941

Deductions from net assets
 attributed to:
      Benefits paid to
      participants                       108,867        31,295        47,247        44,652         33,046
      Loans disbursed                     38,541        17,901        27,944        24,347         12,649
                                      ----------    ----------    ----------    ----------     ----------
             Total deductions            147,408        49,196        75,191        68,999         45,695
                                      ----------    ----------    ----------    ----------     ----------
Interfund transfers                    3,620,877     2,732,600     3,192,599     2,477,724      2,572,749
                                      ----------    ----------    ----------    ----------     ----------
             Net increase              4,280,431     3,386,177     4,113,602     2,729,008      3,070,995

Net assets available for benefits:
        Beginning of year                     --            --            --            --             --
                                      ==========    ==========    ==========    ==========     ==========
        End of year                   $4,280,431     3,386,177     4,113,602     2,729,008      3,070,995
                                      ==========    ==========    ==========    ==========     ==========


                                                            Short-
                                                             term
                                                            inter-
                                                            mediate
                                             Mortgage       fixed
                                            securities      income        Total
                                            ----------    ----------    ----------

Additions to net assets attributed to:
  Investment income (loss)                      18,387        17,908       722,331
  Contributions                                 91,294       175,634     2,836,983
  Principal loan payments                        2,411         3,549       120,022
                                            ----------    ----------    ----------
                 Total additions               112,092       197,091     3,679,336

Deductions from net assets  attributed to:
      Benefits paid to
      participants                                 730        13,516       279,353
      Loans disbursed                            2,566         3,777       127,725
                                            ----------    ----------    ----------
             Total deductions                    3,296        17,293       407,078
                                            ----------    ----------    ----------
Interfund transfers                            532,988     1,047,455    16,176,992
                                            ----------    ----------    ----------
             Net increase                      641,784     1,227,253    19,449,250

Net assets available for benefits:
        Beginning of year                           --            --            --
                                            ==========    ==========    ==========
        End of year                            641,784     1,227,253    19,449,250
                                            ==========    ==========    ==========

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN



           Line 27a - Schedule of Assets Held for Investment Purposes

                                December 31, 1998



   (a)                                                                                                                (e)
 Party in       (b)                              (c)                                         (d)                    Current
 interest      Issuer                    Investment description                            Cost (1)                  value
-----------  ----------           -------------------------------------------------     ---------------           ------------

    *                             Investments at fair value determined by quoted
                                    market prices:
             Zions
             Bancorporation                 Zions Bancorporation common stock           $    21,778,604           111,008,195

             Accessor                       Accessor growth fund adv class                    6,867,230             8,495,197
                                            Accessor value and income adv class               4,797,594             4,865,958
                                            Accessor small to mid-cap adv class               5,416,724             5,908,504
                                            Accessor international equity adv class           3,026,980             3,434,428
                                            Accessor intermediate fixed income adv
                                            class                                             3,745,727             3,773,504
                                            Accessor mortgage securities adv class            1,048,810             1,039,893
                                            Accessor short-term intermediate fixed
                                            income adv class                                    744,989               740,450

             Fidelity
             Investments
             Institutional
             Brokerage Group                 Fidelity U.S. government reserves                2,802,271             2,802,271

                                    Investments at fair value which is approximated
                                    by book value - participant loans (261) with
                                    interest between 7 and 10.5 percent
                                            and maturing by 2026                              1,469,143             1,469,143
                                                                                           ------------          ------------

                                                                                            $51,698,072           143,537,543
                                                                                            ============          ===========

Notes:
  * Party-in-interest

  There were no nonexempt party-in-interest transactions.

  There were no assets which were both acquired and disposed of during the year.

  (1) Cost is determined using the average-cost method applied on a participant-by-participant basis.

                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN


                          Notes to Financial Statements


                              ZIONS BANCORPORATION
                        EMPLOYEE INVESTMENT SAVINGS PLAN



                 Line 27d - Schedule of Reportable Transactions
                          Year ended December 31, 1998




                                                                                                (h)
                                                                                              Current
  (a)                                                                                          value
Identity of                                  (c)                                    (g)       of asset
 party                  (b)                Purchase               (d)             Cost of      on trans-        (i)
involved        Description of asset        price           Selling price         asset       action date     Net gain
-------------  -----------------------  --------------     -------------       ------------  -------------   ------------

Zions
Bancorp-       Zions Bancorporation
oration        common stock             $       --            9,207,511          1,704,972     9,207,511       7,502,539

               Zions Bancorporation
               common stock              6,219,975                   --                 --     6,219,975              --